Vanguard Precious Metals and Mining Fund

Supplement to the Prospectus and Summary Prospectus Dated May 28, 2015

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Manager

Jamie J. Horvat, Portfolio Manager at M&G. He has managed the Fund since 2014.

Prospectus Text Changes

The following replaces similar text in the Investment Advisor section:

The manager primarily responsible for the day-to-day management of the Fund is:

Jamie J. Horvat, Portfolio Manager at M&G. He has worked in investment management since 1999, has managed investment portfolios since 2001, has been with M&G since 2013, and has managed the Fund since 2014. Education: Diploma in Engineering Technology, Mohawk College, Canada; Honours Bachelor of Commerce, McMaster University, Canada.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 053 112015

Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 28, 2015

Statement of Additional Information Text Changes

All references to Randeep Somel in the Investment Advisory Services section, under the Vanguard Precious Metals and Mining Fund, are hereby removed.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 51C 112015